Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Diversified Futures Fund L.P. II
     Supplement to Registration Statement on Form S-1
     File No. 333-25239

Ladies and Gentlemen:

     On Behalf of Smith Barney Diversified Futures Fund L.P. II (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b)
(3) of the Securities Act of 1933, as amended, a Supplement dated October 31, 1997 to the Partnership's final prospectus dated April 30, 1997.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures
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



                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                  October 1997

After a month of extraordinary volatility in the global equity markets, we are pleased to report that the net asset value for the Smith Barney Diversified Futures Fund L.P. II was essentially unchanged for the month of October. Although profits were made in many financial markets, trading in the traditional commodity sectors was more difficult.

In the global interest rate markets, advisors achieved substantial gains from positions in U.S. Treasuries as investors seeking safety in the midst of volatile equity markets drove bond prices higher. In the currency markets, profits were generated in the British pound and Swiss franc. Smaller gains were realized in international stock market indices, particularly the Japanese Nikkei which declined as a result of Japan's exposure to weakening Southeast Asian economies.

In the grains and oilseeds markets, trading was unprofitable, however, small profits were made in the softs markets from positions in sugar.

Trading in the base and precious metals markets was mixed as losses from positions in silver offset gains from positions in gold. In the energy markets, positions in crude oil resulted in losses as prices rose due to renewed tensions in the Middle East.

In this uncertain and volatile environment, the opportunity to diversify with an alternative asset class that often performs quite differently from traditional investments remains compelling.



Important Note from the General Partner:

The following changes in the principals of the General Partner became effective in May 1997. Shelley Ullman and Maureen O'Toole each were appointed as Senior Vice President; Philip M. Waterman, Jr. resigned his positions as Vice Chairman and Director.


Smith Barney Futures Management Inc.

                                  Smith Barney
                        Diversified Futures Fund L.P. II
                                Account Statement
                            For the Period October 1,
                            Through October 31, 1997


                                                                      Percent
                                                                     of Average
                                                                     Net Assets
                                                                     ----------

Realized losses from trading                        $ (4,887,752)        (4.89)%
Change in unrealized gains/losses
from trading                                           5,920,041          5.92
                                                    ------------       ---------

                                                       1,032,289          1.03

Less, Brokerage commissions
and clearing fees ($14,008)                              562,532          0.56
                                                    ------------       ---------


Net realized and unrealized gains                        469,757          0.47
Interest Income                                          308,638          0.31
                                                    ------------       ---------

                                                         778,395          0.78
                                                    ------------       ---------

Less, Expenses:
Management fees                                          235,784          0.24
Other expenses                                           124,001          0.12
                                                    ------------       ---------

                                                         359,785          0.36
                                                    ------------       ---------

Net Income                                               418,610          0.42%
                                                                       =========

Additions (2,951.7054 L.P. units at
September 30, 1997 net asset value
per unit of $1,058.71)                                 3,125,000

Additions (19.8355 G.P. units at
September 30, 1997 net asset value
per unit of $1,058.71)                                    21,000

Redemptions (1,619.1837 units at
October 31, 1997 net asset value
per unit of $1,063.12)                                (1,721,387)
                                                     -----------

Increase in net assets                                 1,843,223

Net Assets, September 30, 1997                        97,435,350

                                                     ===========
Net Assets, October 31, 1997                        $ 99,278,573
                                                     ===========


Net asset value per unit                            $   1,063.12
                                                     ===========
($99,278,573/93,384.3790 units)





To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Diversified Futures Fund L.P. II

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